APPENDIX A

TO

ADMINISTRATIVE AGENCY AGREEMENT

Dated as of November 1, 2020

The following is a list of Trusts and Funds for which the Administrator shall provide services (as those services are described in Appendix B). This Appendix A may be amended to include or delete Trusts, Funds or services provided an executed copy of such revised Appendix is provided to the Administrator:

Open-End Funds

Trust	Fund	Conversion Date	Fund Accounting / Treasurer Support	SEC Yield Calculation	SOI	Compliance Monitoring	Tax	Expense Administration

Pioneer Bond Fund	Pioneer Bond Fund	March 5, 2012	✓	✓		✓

Pioneer Core Trust I	Pioneer High Income Municipal Portfolio	n/a	✓	✓		✓

Pioneer Equity Income Fund	Pioneer Equity Income Fund	March 5, 2012	✓	✓		✓

Pioneer Fund	Pioneer Fund	March 5, 2012	✓	✓		✓

Pioneer High Yield Fund	Pioneer High Yield Fund	March 5, 2012	✓	✓		✓
Pioneer Asset Allocation Trust

	Pioneer Solutions – Balanced Fund	n/a	✓		✓	✓	✓	✓

Pioneer Mid Cap Value Fund	Pioneer Mid Cap Value Fund	March 5, 2012	✓			✓

Pioneer Money Market Trust	Pioneer U.S. Government Money Market Fund	March 5, 2012	✓		✓	✓	✓	✓

Pioneer Real Estate Shares	Pioneer Real Estate Shares	March 5, 2012	✓	✓		✓

Trust	Fund	Conversion Date	Fund Accounting / Treasurer Support	SEC Yield Calculation	SOI	Compliance Monitoring	Tax	Expense Administration

Pioneer Series Trust II	Pioneer AMT-Free Municipal Fund	March 5, 2012	✓	✓		✓
	Pioneer Select Mid Cap Growth Fund	March 5, 2012	✓			✓

Pioneer Series Trust III	Pioneer Disciplined Value Fund	March 5, 2012	✓			✓

Pioneer Series Trust IV	Pioneer Balanced ESG Fund	March 5, 2012	✓	✓		✓
	Pioneer Multi-Asset Income Fund	March 5, 2012	✓	✓		✓

Pioneer Series Trust V	Pioneer Global Equity Fund	March 5, 2012	✓			✓
	Pioneer High Income Municipal Fund	March 5, 2012	✓	✓		✓

Pioneer Series Trust VI	Pioneer Floating Rate Fund	March 5, 2012	✓	✓		✓
	Pioneer Flexible Opportunities Fund	March 5, 2012	✓			✓
	Pioneer Cayman Commodity Fund LTD	March 5, 2012	✓			✓

Pioneer Series Trust VII	Pioneer Global High Yield Fund	March 5, 2012	✓	✓		✓

Trust	Fund	Conversion Date	Fund Accounting / Treasurer Support	SEC Yield Calculation	SOI	Compliance Monitoring	Tax	Expense Administration

Pioneer Series Trust VIII	Pioneer International Equity Fund	March 5, 2012	✓			✓

Pioneer Series Trust X	Pioneer Corporate High Yield Fund	March 5, 2012	✓	✓		✓

	Pioneer Fundamental Growth Fund	March 5, 2012	✓			✓

	Pioneer Multi-Asset Ultra Short Income Fund	March 5, 2012	✓	✓		✓

Pioneer Series Trust XI	Pioneer Core Equity Fund	March 5, 2012	✓			✓

Pioneer Series Trust XII	Pioneer Disciplined Growth Fund	March 5, 2012	✓			✓
	Pioneer MAP – High Income Municipal Fund	n/a

Pioneer Series Trust XIV	Pioneer Emerging Markets Equity Fund	n/a

Pioneer Short Term Income Fund	Pioneer Short Term Income Fund	March 5, 2012	✓	✓		✓

Pioneer Strategic Income Fund	Pioneer Strategic Income Fund	March 5, 2012	✓	✓		✓

Pioneer Variable Contracts Trust	Pioneer Bond VCT Portfolio	March 5, 2012	✓	✓		✓
	Pioneer Emerging Markets VCT Portfolio	March 5, 2012	✓			✓
	Pioneer Equity Income VCT Portfolio	March 5, 2012	✓			✓
	Pioneer Fund VCT Portfolio	March 5, 2012	✓			✓
	Pioneer Select Mid Cap Growth VCT Portfolio	March 5, 2012	✓			✓

	Pioneer High Yield VCT Portfolio	March 5, 2012	✓	✓		✓

	Pioneer Mid Cap Value VCT Portfolio	March 5, 2012	✓			✓

	Pioneer Real Estate Shares VCT Portfolio	March 5, 2012	✓			✓

	Pioneer Strategic Income VCT Portfolio	March 5, 2012	✓	✓		✓
Closed-End Funds

Trust	Fund	Conversion Date	Fund Accounting / Treasurer Support	SEC Yield Calculation	SOI	Compliance Monitoring	Tax	Expense Administration

Pioneer Diversified High Income Trust	Pioneer Diversified High Income Trust	May 2, 2012	✓	✓	✓	✓	✓	✓

Pioneer Floating Rate Trust	Pioneer Floating Rate Trust	April 2, 2012	✓	✓	✓	✓	✓	✓

Pioneer High Income Trust	Pioneer High Income Trust	April 2, 2012	✓	✓	✓	✓	✓	✓

Pioneer ILS Interval Fund	Pioneer ILS Interval Fund	n/a	✓	✓		✓

Pioneer ILS Bridge Fund	Pioneer ILS Bridge Fund	n/a	✓	✓		✓

Pioneer Municipal High Income Trust	Pioneer Municipal High Income Trust	May 2, 2012	✓	✓	✓	✓	✓	✓

Pioneer Municipal High Income Advantage Trust	Pioneer Municipal High Income Advantage Trust	April 2, 2012	✓	✓	✓	✓	✓	✓

Pioneer Securitized Income Fund	Pioneer Securitized Income Fund	n/a

BROWN BROTHERS HARRIMAN & CO.

By:	/
Name:
Title:	Managing Director
Date:

PIONEER INVESTMENT MANAGEMENT, INC.		Each TRUST listed above, on behalf of the above-named Funds

By:		By:

Name:	Gregg Dooling	Name:	Mark E. Bradley
Title:	CFO	Title:	Treasurer and CFO
Date:		Date: